Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of October 16, 2015

To the banks, financial institutions
and other institutional lenders
(collectively, the “Lenders”) parties
to the Credit Agreement referred to
below and to JPMorgan Chase Bank, N.A.,
as Administrative Agent for the Lenders

Ladies and Gentlemen:

We refer to the Third Amended and Restated Credit Agreement dated as of May 23, 2012, (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”) among the undersigned and you.  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

You and we have agreed, upon the following terms and conditions, to amend the Credit Agreement in certain respects.  Accordingly, it is hereby agreed by you and us as follows:

Section 1.  Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date of this Amendment, hereby amended as follows:

(a)                                 Section 5.02(b)(iii)(G) is amended by deleting the figure “$10,000,000” and substituting therefor the figure “$100,000,000”.

(b)                                 Section 5.02(e)(iii) is amended by deleting the figure “$10,000,000” and substituting therefor the figure “$100,000,000”.

Section 2.  Representation.  The Company represents and warrants that the representations and warranties contained in Section 4.01 of the Credit Agreement are correct in all material respects on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), before and after giving effect to this Amendment, and no Default has occurred and is continuing.

Section 3.  Effectiveness, Etc.  This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the undersigned and the Required Lenders and the Administrative Agent shall have received the following:

(a)                                 The consent of each Guarantor in the form attached hereto.

(b)                                 An amendment fee for the account of the Lenders that execute and deliver this Amendment on or before October 16, 2015 equal to 0.05% of (a) in the case of each Term Lender, the aggregate principal amount of the Term Advances owing to such Term Lender and (b) in the case of each Revolving Credit Lender, the Revolving Credit Commitment of such Revolving Credit Lender.

(c)                                  The fees and expenses of Shearman & Sterling LLP, counsel to the Administrative Agent, to the extent that such fees and expenses have been invoiced at least 24 hours prior to the date hereof.

This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least one signature page of this Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York  10022.

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic medium shall be effective as delivery of an original executed counterpart of this Amendment.

2

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By:	ALLIANCE RESOURCE MANAGEMENT GP, LLC,
its Managing General Partner

By	/s/ CARY P. MARSHALL

	Name:	Cary P. Marshall
	Title:	Vice President - Corporate Finance and Treasurer

Agreed as to the foregoing Amendment as of the date first above written:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent and Lender

By	/s/ PETER S. PREDUN
	Name:	Peter S. Predun
	Title:	Executive Director

Agreed as to the foregoing Amendment as of the date first above written:

Citibank, N.A.

By	/s/ JOHN TUCKER
Name: John Tucker
Title: Vice President

Agreed as to the foregoing Amendment as of the date first above written:

WELLS FARGO BANK, NATIONAL ASSOCIATION

As Issuing Bank and Lender

By	/s/ MICHAEL A. TRIBOLET
Name: Michael A. Tribolet
Title: Managing Director

Agreed as to the foregoing Amendment as of the date first above written:

Branch Banking and Trust Company

By	/s/ TROY R. WEAVER
Name: Troy R. Weaver
Title: Senior Vice President

Agreed as to the foregoing Amendment of the date first above written:

Compass Bank

By	/s/ JAY S. TWEED
Name: Jay S. Tweed
Title: Senior Vice President

Agreed as to the foregoing Amendment as of the date first above written:

BOKF, NA dba Bank of Oklahoma

By	/s/ STEVENS E. WARRICK
Name: Stevens E. Warrick
Title: Senior Vice President

Agreed as to the foregoing Amendment as of the date first above written:

Fifth Third Bank

By	/s/ CHRISTOPHER C. MOTLEY
Name: Christopher C. Motley
Title: Senior Vice President

Agreed as to the foregoing Amendment as of the date first above written:

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A.

By	/s/ ERIC OTIENO
Name: Eric Otieno
Title: Vice President

Agreed as to the foregoing Amendment as of the date first above written:

PNC Bank, National Association

By	/s/ DANIEL SCHERLING
Name: Daniel Scherling
Title: Assistant Vice President

Agreed as to the foregoing Amendment as of the date first above written:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ JONATHAN F. LINDVALL
Name: Jonathan F. Lindvall
Title: Vice President

Agreed as to the foregoing Amendment as of the date first above written:

COMERICA BANK

By	/s/ KYLE J. WEISS
Name: Kyle J. Weiss
Title: Vice President

Agreed as to the foregoing Amendment as of the date first above written:

Goldman Sachs Bank USA

By	/s/ MICHELLE LATZONI
Name: Michelle Latzoni
Title: Authorized Signatory

Agreed as to the foregoing Amendment as of the date first above written:

Royal Bank of Canada

By	/s/ CALEB ALLEN
Name: Caleb Allen
Title: Authorized Signatory

Agreed as to the foregoing Amendment as of the date first above written:

Santander Bank, N.A.

By	/s/ AIDAN LANIGAN
Name: Aidan Lanigan
Title: Senior Vice President

By	/s/ PUIKI LOK
Name: Puiki Lok
Title: Vice President

Agreed as to the foregoing Amendment as of the date first above written:

Land Bank of Taiwan, New York Branch

By	/s/ ARTHUR CHEN
Name: Arthur Chen
Title: General Manager

Agreed as to the foregoing Amendment as of the date first above written:

Chang Hwa Commercial Bank, Ltd.,

Los Angeles Branch

By	/s/ KANG YANG
Name: Kang Yang
Title: VP & General Manager

Agreed as to the foregoing Amendment as of the date first above written:

E.Sun Commercial Bank, Ltd., Los Angeles Branch

By	/s/ EDWARD CHEN
Name: Edward Chen
Title: Senior VP & General Manager

Agreed as to the foregoing Amendment as of the date first above written:

Taiwan Cooperative Bank, Los Angeles Branch

By	/s/ MING-CHIH CHEN
Name: Ming-Chih Chen
Title: VP & General Manager

Agreed as to the foregoing Amendment as of the date first above written:

First Commercial Bank, Ltd., A Republic of China Bank Acting Through Its Los Angeles Branch

By	/s/ TERRY YUAN-GAN JU
Name: Terry Yuan-Gan Ju
Title: VP & General Manager

CONSENT

Dated as of October 16, 2015

Each of the undersigned, as Guarantors under the Subsidiary Guaranty dated May 23, 2012 (the “Guaranty”) in favor of the Lenders and the Administrative Agent, each as defined in the Credit Agreement referred to in the foregoing Amendment No. 1, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) each Guarantor does, and shall continue to, absolutely, unconditionally and irrevocably guarantee the punctual payment when due of all Guaranteed Obligations (as defined in the Guaranty).

ALLIANCE COAL, LLC

By:	/s/ CARY P. MARSHALL
Name:	Cary P. Marshall
Title:	Vice President-Corporate Finance and Treasurer

ALLIANCE RESOURCE PROPERTIES, LLC
ALLIANCE DESIGN GROUP, LLC
ALLIANCE LAND, LLC
ALLIANCE PROPERTIES, LLC
ALLIANCE SERVICE, INC.
ARP SEBREE, LLC
ARP SEBREE SOUTH, LLC
ALLIANCE WOR PROPERTIES, LLC
HAMILTON COUNTY COAL, LLC
BACKBONE MOUNTAIN, LLC
EXCEL MINING, LLC
GIBSON COUNTY COAL, LLC
GIBSON COUNTY COAL (SOUTH), LLC
HOPKINS COUNTY COAL, LLC
MC MINING, LLC
METTIKI COAL, LLC
METTIKI COAL (WV), LLC
MT. VERNON TRANSFER TERMINAL, LLC
PENN RIDGE COAL, LLC
PONTIKI COAL, LLC
RIVER VIEW COAL, LLC
SEBREE MINING, LLC
STEAMPORT, LLC
TUNNEL RIDGE, LLC
WARRIOR COAL, LLC
WEBSTER COUNTY COAL, LLC

WHITE COUNTY COAL, LLC
MATRIX DESIGN GROUP, LLC
WHITE OAK RESOURCES LLC

By:	/s/ CARY P. MARSHALL
	Name:	Cary P. Marshall
	Title:	Vice President-Corporate Finance and Treasurer